UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report

November 13, 2003

(Date of earliest event reported)

IVAX Diagnostics, Inc.

(Exact name of registrant as specified in its Charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2140 North Miami Avenue Miami, Florida		33127
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1    Press Release dated November 13, 2003.

Item 12.    Results of Operations and Financial Condition.

On November 13, 2003, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2003. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX DIAGNOSTICS, INC.

By:	/s/ Mark Deutsch
Mark Deutsch,
Vice President—Finance and
Chief Financial Officer

Dated: November 13, 2003

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EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated November 13, 2003.

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